Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Dunn, Chief Executive Officer and Principal Financial Officer of Passionate Pet, Inc., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report on Form 10-Q of Passionate Pet, Inc. (the "Registrant") for the fiscal quarter ended December 31, 2011 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2012

/s/ John Dunn

Name: John Dunn

Title: Chief Executive Officer

Principal Executive Officer and Principal

Financial Officer